                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-00266

                           TRI-CONTINENTAL CORPORATION
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end:  12/31
Date of reporting period: 12/31

Annual Report                                                          (TY LOGO)


TRI-CONTINENTAL CORPORATION


ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009

TRI-CONTINENTAL CORPORATION SEEKS FUTURE GROWTH OF
BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE
CURRENT INCOME.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    7

Portfolio of Investments...........   12

Statement of Assets and
  Liabilities......................   24

Statement of Capital Stock and
  Surplus..........................   25

Statement of Operations............   26

Statements of Changes in Net
  Assets...........................   27

Financial Highlights...............   28

Notes to Financial Statements......   30

Report of Independent Registered
  Public Accounting Firm...........   48

Federal Income Tax Information.....   50

Board Members and Officers.........   51

Proxy Voting.......................   55





--------------------------------------------------------------------------------
2  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Tri-Continental Corporation (the Fund) Common Stock gained 24.11% based on net asset value, and 19.24% based on market price (excluding sales charge) for the 12 month period ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Standard & Poor's 500 Index, which gained 26.46% for the 12-month period.

> The Fund underperformed the Lipper Large-Cap Core Funds Index, which rose
  28.15% for the 12 months.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Tri-Continental Corporation
---------------------------------------------------------------------
  Market Price                    +19.24%  -12.59%   -3.43%   -3.30%
---------------------------------------------------------------------
  Net Asset Value                 +24.11%  -11.45%   -3.51%   -3.18%
---------------------------------------------------------------------
S&P 500 Index(1) (unmanaged)      +26.46%   -5.63%   +0.42%   -0.95%
---------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index(2)                        +28.15%   -4.91%   +0.61%   -1.20%
---------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Average(3)                      +27.13%   -5.32%   +0.46%   -0.49%
---------------------------------------------------------------------


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting seligman.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices and the average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index (the Lipper Index) includes the 30 largest open-end large-cap core funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Large-Cap Core Funds Average (the Lipper Average) includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations

--------------------------------------------------------------------------------
                            TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

    (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The Lipper Average's returns include net reinvested dividends.*
* The Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of open-end funds in the Lipper Average, whereas the Lipper Index includes only a select group of open-end funds from the Lipper Average, as described above. This change was made to bring the selection of the secondary benchmark in line with the practice of the RiverSource Family of Funds, which would permit a common stockholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
4  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

PRICE PER SHARE
--------------------------------------------------------------------------------


                   DEC. 31, 2009  SEPT. 30, 2009  JUNE 30, 2009  MARCH 31, 2009  DEC. 31, 2008
----------------------------------------------------------------------------------------------
Market Price           $11.52         $11.02          $ 9.19          $8.42          $ 9.86
----------------------------------------------------------------------------------------------
Net asset value         13.73          13.03           11.13           9.74           11.29
----------------------------------------------------------------------------------------------


DIVIDEND AND CAPITAL GAIN INFORMATION PER COMMON SHARE
(for year ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                              CAPITAL GAIN (LOSS)(a)
                                 ------------------------------------------------
DISTRIBUTIONS PAID(b)            REALIZED  UNREALIZED GAIN(c)  UNREALIZED LOSS(c)
---------------------------------------------------------------------------------
$0.19                             $(2.05)         $1.70              $(1.88)
---------------------------------------------------------------------------------


(a) Per share amounts based on outstanding Common shares as of Dec. 31, 2009.

(b) Preferred Stockholders were paid dividends totaling $2.50 per share.

(c) Represents the per Common share amount of gross unrealized gain or loss of portfolio securities as of Dec. 31, 2009.

The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.


--------------------------------------------------------------------------------
                            TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
6  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC (RiverSource), the investment manager to Tri-Continental Corporation (the Fund), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the Closing).

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the portfolio managers primarily responsible for overseeing the Fund's investments, effective upon and subject to the Closing, will be Brian M. Condon, Gina K. Mourtzinou, Ph.D. and Fred Copper, CFA. Please see the Fund's current prospectus, as supplemented, for additional biographical information about these portfolio managers. The Fund's current prospectus may be obtained by contacting your financial advisor or RiverSource Service Corporation at 1(800) 221-2450.

Dear Stockholders,

The Fund's Common Stock advanced 24.11% based on net asset value and 19.24% based on market price for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the S&P 500 Index, which gained 26.46% for the 12-month period. The Fund underperformed the Lipper Large-Cap Core Funds Index, which rose 28.15% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year began amid fears that the U.S. economy would remain mired in the economic downturn and that the country's banking system would become insolvent. However, extraordinary policy response by the Federal Reserve Board and the U.S. government managed to stabilize the financial system, and the economy once again began to grow. In response, financial markets staged a powerful rally that regained much, but not all, of the value lost in the downturn.

Because we believe no single measure of investment potential can be successful all of the time, we use multiple quantitative models to select portfolio holdings. Our strategy incorporates value, quality and


--------------------------------------------------------------------------------
                            TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------




PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------


STOCKS                                     99.2%
------------------------------------------------
Consumer Discretionary                     11.1%
------------------------------------------------
Consumer Staples                            5.7%
------------------------------------------------
Energy                                     13.0%
------------------------------------------------
Financials                                 17.7%
------------------------------------------------
Health Care                                17.2%
------------------------------------------------
Industrials                                 6.8%
------------------------------------------------
Information Technology                     18.1%
------------------------------------------------
Materials                                   3.5%
------------------------------------------------
Telecommunication Services                  3.9%
------------------------------------------------
Utilities                                   2.2%
------------------------------------------------

EQUITY-LINKED NOTES                         0.4%
------------------------------------------------

OTHER(2)                                    0.4%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Apple                                       6.0%
------------------------------------------------
Chevron                                     5.8%
------------------------------------------------
Pfizer                                      4.5%
------------------------------------------------
Johnson & Johnson                           4.0%
------------------------------------------------
Home Depot                                  3.0%
------------------------------------------------
Goldman Sachs Group                         2.8%
------------------------------------------------
Bank of America                             2.3%
------------------------------------------------
Merck & Co                                  2.2%
------------------------------------------------
General Electric                            2.2%
------------------------------------------------
ConocoPhillips                              2.0%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

momentum themes, providing style diversification that may help reduce risk and improve potential for return consistency. During this past fiscal year, the momentum and quality themes underperformed the S&P 500 Index, while the value themes outperformed.

In terms of sector positioning, both allocation and security selection had an unfavorable effect on return, relative to the S&P 500 Index. The portfolio's weightings in utilities and telecommunications were smaller than those of the S&P 500 Index, which was advantageous. Having a larger weighting in consumer discretionary stocks also helped. However, having larger weightings in financials and health care and a smaller weighting in information technology, compared to the S&P 500 Index, had a negative effect on relative performance. Stock selection in the materials and energy sectors added value, while selection among consumer discretionary, financial and health care stocks detracted.

Among the largest individual contributors were digital entertainment technology company ROVI, which was selected by our momentum theme, DOW CHEMICAL, which was preferred by our value and quality themes, computer and audio/video products maker APPLE, selected by our momentum theme, oil and gas services company WEATHERFORD INTERNATIONAL, chosen by our momentum theme, and financial services company MORGAN STANLEY, which was initially selected by our value theme and then by the momentum theme as well.

Notable detractors included CITIGROUP, chosen by our value theme, pharmaceutical firm PFIZER chosen by our value and quality themes, oil company CHEVRON, which was preferred by our momentum and quality themes, MCDONALD'S, selected by our momentum theme, and pharmaceutical firm, JOHNSON & JOHNSON, which was initially preferred by the momentum and quality themes, and then by just the quality theme later in the year.

CHANGES TO THE FUND'S PORTFOLIO
During the year, we enhanced our value theme by introducing the quality-adjusted multifactor model. We now include more quality factors in an effort to reduce volatility.

Because we use a disciplined, quantitative process to select stocks for the portfolio, we do not emphasize or de-emphasize particular sectors based

--------------------------------------------------------------------------------
                            TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


on economic or equity market outlooks. However, individual stock selection by our quantitative-based themes can lead to preferences for some sectors over others. As of year-end, the portfolio continued to have larger weightings in the financials, energy, health care and consumer discretionary sectors, compared to the S&P 500 Index. The Fund's consumer staples weighting shifted from a small overweight to an underweight, relative to the S&P 500 Index. Conversely, the telecommunication services weighting increased from an underweight to an overweight. Weightings in information technology and industrials also increased, but remained underweight, relative to the S&P 500 Index.

OUR FUTURE STRATEGY
2009 was a rewarding year for those investors that stayed the course. Both U.S. and global stocks advanced strongly, with riskier areas such as emerging market equities and high-yield bonds gaining even more. The broad-based rally was largely fueled by fiscal and monetary policies put in place to reignite the global economy. Going forward, we expect returns to be more modest and potentially more volatile as performance becomes more dependent on economic factors. We think continued stabilization of the housing market and increased business investment are needed to drive short-term growth.

Longer term, we think consumers will have to play a bigger role in order to sustain an economic recovery. We are also mindful that the global economy has shifted away from debt-fueled growth toward new growth drivers such as consumers in emerging nations and innovation in the biotechnology and alternative energy areas. Overall, our strategy has been showing greater preference for stocks in developed and emerging markets as the global economy picks up steam. We believe stocks will outpace fixed-income and cash over the near term and we are optimistic that 2010 can deliver solid equity performance, though we expect it to be significantly lower than what we saw in 2009.


--------------------------------------------------------------------------------
10  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



(PHOTO - DIMITRIS BERTSIMAS, PhD)      (PHOTO - GINA MOURTZINOU, PhD)

Dimitris J. Bertsimas                  Gina K. Mourtzinou
Senior Portfolio Manager               Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any other person in the RiverSource organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.2%)
General Dynamics                                        96,271             $6,562,794
Goodrich                                                15,984(g)           1,026,972
ITT                                                     18,839(g)             937,052
Lockheed Martin                                         58,984              4,444,444
Northrop Grumman                                        59,209              3,306,823
Raytheon                                                71,138              3,665,030
United Technologies                                     21,912              1,520,912
                                                                      ---------------
Total                                                                      21,464,027
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
CH Robinson Worldwide                                   26,764(g)           1,571,849
FedEx                                                    4,668(g)             389,545
                                                                      ---------------
Total                                                                       1,961,394
-------------------------------------------------------------------------------------

AUTO COMPONENTS (--%)
Johnson Controls                                        10,469(g)             285,176
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Harley-Davidson                                         47,514(g)           1,197,353
-------------------------------------------------------------------------------------

BEVERAGES (2.3%)
Brown-Forman Cl B                                       20,369              1,091,167
Coca-Cola                                              208,922             11,908,554
Coca-Cola Enterprises                                   91,210              1,933,652
Pepsi Bottling Group                                    26,646                999,225
PepsiCo                                                105,966              6,442,733
                                                                      ---------------
Total                                                                      22,375,331
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.7%)
Amgen                                                   71,779(b)           4,060,538
Biogen Idec                                             21,192(b)           1,133,772
Cephalon                                                31,037(b)           1,937,019
                                                                      ---------------
Total                                                                       7,131,329
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                   68,608(g)             947,476
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.8%)
Bank of New York Mellon                                219,747              6,146,324
Franklin Resources                                      28,596              3,012,589
Goldman Sachs Group                                    160,531             27,104,054
Invesco                                                 53,352              1,253,238
Morgan Stanley                                         468,016(g)          13,853,274
State Street                                            93,763              4,082,441
WCAS Capital Partners II LP                          4,292,803(h,i)         1,927,202
                                                                      ---------------
Total                                                                      57,379,122
-------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Air Products & Chemicals                                27,099              2,196,645
CF Inds Holdings                                         9,852                894,365
Dow Chemical                                           269,313(g)           7,441,118
EI du Pont de Nemours & Co                              70,716              2,381,008
PPG Inds                                                26,162              1,531,523
                                                                      ---------------
Total                                                                      14,444,659
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
BB&T                                                    70,863(g)           1,797,794
Comerica                                                50,712(g)           1,499,554
Fifth Third Bancorp                                     98,736(g)             962,676
First Horizon Natl                                      76,031(b,g)         1,018,822
KeyCorp                                                123,471(g)             685,264
Marshall & Ilsley                                      140,663(g)             766,613
PNC Financial Services Group                           158,238(g)           8,353,384
SunTrust Banks                                         102,300              2,075,667
US Bancorp                                              61,420              1,382,564
Wells Fargo & Co                                       359,945              9,714,916
                                                                      ---------------
Total                                                                      28,257,254
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                                          27,121(g)             989,645
RR Donnelley & Sons                                     55,756              1,241,686
                                                                      ---------------
Total                                                                       2,231,331
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems                                          173,076(b)          $4,143,439
Motorola                                               406,815              3,156,884
QUALCOMM                                               100,234              4,636,826
                                                                      ---------------
Total                                                                      11,937,149
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (8.2%)
Apple                                                  281,292(b)          59,313,231
Dell                                                   351,031(b)           5,040,805
IBM                                                     62,823(e,g)         8,223,531
Lexmark Intl Cl A                                       64,655(b,g)         1,679,737
NetApp                                                  84,538(b)           2,907,262
QLogic                                                   9,925(b)             187,285
Western Digital                                         78,329(b)           3,458,225
                                                                      ---------------
Total                                                                      80,810,076
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                                   25,350              1,141,764
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                                        29,059(g)           1,177,471
Capital One Financial                                   83,535(g)           3,202,732
Discover Financial Services                             99,564              1,464,586
SLM                                                    129,265(b,g)         1,456,817
                                                                      ---------------
Total                                                                       7,301,606
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                           29,421(g)           1,116,821
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Apollo Group Cl A                                       45,020(b,g)         2,727,312
H&R Block                                               77,095(g)           1,743,889
                                                                      ---------------
Total                                                                       4,471,201
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)

Bank of America                                      1,472,802(g)          22,180,398
Citigroup                                            2,617,393              8,663,571
IntercontinentalExchange                                14,207(b)           1,595,446
JPMorgan Chase & Co                                    122,688              5,112,409
                                                                      ---------------
Total                                                                      37,551,824
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
AT&T                                                   642,365             18,005,492
CenturyTel                                              36,445(g)           1,319,673
Frontier Communications                                 80,589(g)             629,400
Qwest Communications Intl                              183,030                770,556
Verizon Communications                                 415,670             13,771,147
                                                                      ---------------
Total                                                                      34,496,268
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.9%)
Edison Intl                                             29,772              1,035,470
Exelon                                                  29,654              1,449,191
FirstEnergy                                             39,287              1,824,881
Pinnacle West Capital                                   30,607(g)           1,119,604
Progress Energy                                         84,011(g)           3,445,291
                                                                      ---------------
Total                                                                       8,874,437
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        43,778(g)           1,864,943
Rockwell Automation                                      1,979(g)              92,973
                                                                      ---------------
Total                                                                       1,957,916
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.3%)
Agilent Technologies                                    44,255(b,g)         1,375,003
Corning                                                403,276              7,787,259
Jabil Circuit                                           23,163                402,341
Tyco Electronics                                       121,885(c)           2,992,277
                                                                      ---------------
Total                                                                      12,556,880
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                            67,743(g)           2,742,236
BJ Services                                             96,118              1,787,795
Cameron Intl                                            28,272(b)           1,181,770
Diamond Offshore Drilling                               11,999(g)           1,180,942
Ensco Intl ADR                                          65,568(c)           2,618,786
FMC Technologies                                        23,389(b,g)         1,352,820
Halliburton                                             40,690              1,224,362
Nabors Inds                                             63,575(b,c,g)       1,391,657
Natl Oilwell Varco                                      76,799              3,386,067
Noble                                                   62,178(c)           2,530,645
Smith Intl                                              29,906(g)             812,546
Weatherford Intl                                        11,912(b,c)           213,344
                                                                      ---------------
Total                                                                      20,422,970
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Walgreen                                                82,882              3,043,427
Wal-Mart Stores                                         90,429(g)           4,833,430
Whole Foods Market                                      74,273(b,g)         2,038,794
                                                                      ---------------
Total                                                                       9,915,651
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland                                 150,534              4,713,219
ConAgra Foods                                           57,717              1,330,377
Dean Foods                                              40,694(b)             734,120
Sara Lee                                                85,249              1,038,333


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FOOD PRODUCTS (CONT.)
Tyson Foods Cl A                                        79,202               $971,809
                                                                      ---------------
Total                                                                       8,787,858
-------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                   24,521(g)           1,032,334
Questar                                                 22,473                934,203
                                                                      ---------------
Total                                                                       1,966,537
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Becton Dickinson & Co                                   27,125              2,139,078
Boston Scientific                                       97,433(b)             876,897
CareFusion                                              28,672(b)             717,087
Intuitive Surgical                                       4,865(b)           1,475,652
Medtronic                                               59,523              2,617,821
St. Jude Medical                                        49,498(b)           1,820,536
                                                                      ---------------
Total                                                                       9,647,071
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna                                                   82,760(g)           2,623,492
Cardinal Health                                         92,911              2,995,451
CIGNA                                                  125,553(g)           4,428,254
Coventry Health Care                                    46,172(b,g)         1,121,518
Humana                                                  24,709(b)           1,084,478
McKesson                                                39,454              2,465,875
UnitedHealth Group                                     281,928              8,593,165
WellPoint                                               81,596(b)           4,756,231
                                                                      ---------------
Total                                                                      28,068,464
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Starbucks                                              242,514(b,g)         5,592,373
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
DR Horton                                               99,489(g)           1,081,445
Pulte Homes                                             81,133(g)             811,330
                                                                      ---------------
Total                                                                       1,892,775
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Clorox                                                  19,549              1,192,489
Colgate-Palmolive                                       23,052(g)           1,893,722
                                                                      ---------------
Total                                                                       3,086,211
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                     85,775(b)           1,141,665
Constellation Energy Group                              35,925              1,263,483
                                                                      ---------------
Total                                                                       2,405,148
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.8%)
General Electric                                     1,448,031(g)          21,908,710
Textron                                                 66,356(g)           1,248,156
Tyco Intl                                              115,005(c)           4,103,378
                                                                      ---------------
Total                                                                      27,260,244
-------------------------------------------------------------------------------------

INSURANCE (4.5%)
AFLAC                                                   24,619              1,138,629
Allstate                                               353,880             10,630,555
Aon                                                     84,339(g)           3,233,557
Assurant                                                28,410                837,527
Chubb                                                   59,901(g)           2,945,931
Hartford Financial Services Group                       61,987(g)           1,441,818
Lincoln Natl                                            49,430              1,229,818
MetLife                                                 62,535              2,210,612
Principal Financial Group                               62,611(g)           1,505,168
Progressive                                            196,964(b)           3,543,382
Prudential Financial                                    31,793(g)           1,582,020
Torchmark                                               41,023(g)           1,802,961
Travelers Companies                                    213,982             10,669,144
Unum Group                                              57,272(g)           1,117,949
                                                                      ---------------
Total                                                                      43,889,071
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.4%)
Amazon.com                                              62,858(b,g)         8,455,658
Expedia                                                 78,713(b,g)         2,023,711
priceline.com                                           13,274(b,g)         2,900,369
                                                                      ---------------
Total                                                                      13,379,738
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
eBay                                                   214,431(b)           5,047,706
-------------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer Services Cl A                       28,552(b)           1,704,269
Automatic Data Processing                               79,712(g)           3,413,268
Cognizant Technology Solutions Cl A                     73,684(b)           3,337,885
Computer Sciences                                       29,428(b)           1,692,993
Fiserv                                                  20,080(b)             973,478
                                                                      ---------------
Total                                                                      11,121,893
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                                  66,506              1,328,790
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Life Technologies                                       44,319(b,g)         2,314,781
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (1.0%)
Cummins                                                 50,714(g)          $2,325,744
Eaton                                                   12,205                776,482
Flowserve                                               10,682              1,009,769
Illinois Tool Works                                     39,314              1,886,679
Ingersoll-Rand                                          69,449(c,g)         2,482,108
PACCAR                                                  30,371(g)           1,101,556
                                                                      ---------------
Total                                                                       9,582,338
-------------------------------------------------------------------------------------

MEDIA (1.6%)
CBS Cl B                                               202,002(g)           2,838,128
Gannett                                                 82,836(g)           1,230,115
News Corp Cl A                                         554,055(g)           7,585,013
Viacom Cl B                                            137,269(b)           4,081,007
                                                                      ---------------
Total                                                                      15,734,263
-------------------------------------------------------------------------------------

METALS & MINING (1.9%)
Alcoa                                                  162,736(g)           2,623,304
Allegheny Technologies                                  24,486(g)           1,096,238
Freeport-McMoRan Copper & Gold                         115,533(b)           9,276,145
Newmont Mining                                          61,778              2,922,717
Nucor                                                   29,439              1,373,329
United States Steel                                     30,531(g)           1,682,869
                                                                      ---------------
Total                                                                      18,974,602
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Family Dollar Stores                                    71,498(g)           1,989,789
JC Penney                                               29,136(g)             775,309
Kohl's                                                  83,558(b)           4,506,284
Macy's                                                  65,125(g)           1,091,495
Nordstrom                                               62,168(g)           2,336,273
Sears Holdings                                          11,412(b,g)           952,331
                                                                      ---------------
Total                                                                      11,651,481
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Consolidated Edison                                     61,365(g)           2,787,812
PG&E                                                   101,954(g)           4,552,246
SCANA                                                   27,155(g)           1,023,200
                                                                      ---------------
Total                                                                       8,363,258
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                  123,011              1,040,673
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.1%)
Chesapeake Energy                                       82,514(g)           2,135,462
Chevron                                                737,542(e)          56,783,358
ConocoPhillips                                         393,589             20,100,590
Exxon Mobil                                             96,108(g)           6,553,605
Hess                                                    53,467              3,234,754
Marathon Oil                                           236,306              7,377,473
Murphy Oil                                              34,239              1,855,754
Occidental Petroleum                                    52,946              4,307,157
Range Resources                                         20,203(g)           1,007,120
Sunoco                                                  24,149(g)             630,289
Tesoro                                                  44,673(g)             605,319
Valero Energy                                          207,889              3,482,141
                                                                      ---------------
Total                                                                     108,073,022
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Intl Paper                                              54,421              1,457,394
-------------------------------------------------------------------------------------

PHARMACEUTICALS (12.5%)
Abbott Laboratories                                    119,625              6,458,554
Allergan                                                19,489(g)           1,228,002
Bristol-Myers Squibb                                    72,690              1,835,423
Eli Lilly & Co                                          69,672              2,487,987
Forest Laboratories                                    114,465(b,g)         3,675,471
Johnson & Johnson                                      607,054             39,100,348
King Pharmaceuticals                                    64,212(b,g)           787,881
Merck & Co                                             600,497             21,942,160
Mylan                                                   80,061(b,g)         1,475,524
Pfizer                                               2,404,208             43,732,543
                                                                      ---------------
Total                                                                     122,723,893
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Analog Devices                                          37,608(g)           1,187,661
Broadcom Cl A                                          108,431(b,g)         3,410,155
Intel                                                  743,067             15,158,567
MEMC Electronic Materials                               75,552(b,g)         1,029,018
Microchip Technology                                    11,036(g)             320,706
Micron Technology                                      162,962(b,g)         1,720,879
NVIDIA                                                 142,105(b,g)         2,654,521
Texas Instruments                                      162,715(g)           4,240,353
                                                                      ---------------
Total                                                                      29,721,860
-------------------------------------------------------------------------------------

SOFTWARE (2.6%)
BMC Software                                            17,722(b)             710,652
Intuit                                                  59,727(b,g)         1,834,216
Microsoft                                               61,794              1,884,099
Red Hat                                                 36,860(b,g)         1,138,974
Rovi                                                   590,649(b,g)        18,823,984
Salesforce.com                                          20,842(b,g)         1,537,514
                                                                      ---------------
Total                                                                      25,929,439
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SPECIALTY RETAIL (4.7%)
Abercrombie & Fitch Cl A                                42,922(g)          $1,495,832
AutoNation                                              50,188(b,g)           961,100
AutoZone                                                 8,613(b)           1,361,457
Bed Bath & Beyond                                       36,849(b,g)         1,423,477
Best Buy                                                29,960(g)           1,182,222
Gap                                                    136,021              2,849,640
Home Depot                                           1,028,999             29,768,940
Limited Brands                                          48,380(g)             930,831
Lowe's Companies                                        63,968              1,496,212
O'Reilly Automotive                                     17,240(b,g)           657,189
Sherwin-Williams                                        60,838(g)           3,750,663
                                                                      ---------------
Total                                                                      45,877,563
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                   47,997              1,753,330
Nike Cl B                                               53,138              3,510,828
VF                                                      19,467              1,425,763
                                                                      ---------------
Total                                                                       6,689,921
-------------------------------------------------------------------------------------

TOBACCO (1.2%)
Altria Group                                           446,561              8,765,992
Lorillard                                               37,660              3,021,462
                                                                      ---------------
Total                                                                      11,787,454
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
Fastenal                                                    23(g)                 958
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Sprint Nextel                                          933,158(b,g)         3,415,358
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $964,011,764)                                                     $977,041,152
-------------------------------------------------------------------------------------




EQUITY-LINKED NOTES (0.4%)(j)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

Lehman Brothers Holdings
 Sr Unsecured
 09-14-08                            53.31%          $14,844,000(b,d,f,h)  $2,054,755
 10-02-08                            39.50            14,844,000(b,d,f,h)   2,279,912
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $29,688,000)                                                        $4,334,667
-------------------------------------------------------------------------------------




MONEY MARKET FUND (0.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.18%                                    3,915,360(k)          $3,915,360
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,915,360)                                                         $3,915,360
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (19.6%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND (--%)

JPMorgan Prime Money Market Fund                       168,360               $168,360
-------------------------------------------------------------------------------------




                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

ASSET-BACKED COMMERCIAL PAPER (5.2%)
Antalis US Funding
 01-05-10                            0.28%           $2,999,837            $2,999,837
 01-20-10                            0.23             4,997,988             4,997,988
Arabella Finance LLC
 01-19-10                            0.65             4,997,111             4,997,111
Belmont Funding LLC
 01-04-10                            0.48             4,998,867             4,998,867
Cancara Asset Securitisation LLC
 01-20-10                            0.28             5,995,752             5,995,752
Ebbets Funding LLC
 01-07-10                            0.56             4,997,278             4,997,278
Giro Balanced Funding
 01-04-10                            0.45             4,999,562             4,999,562
Grampian Funding LLC
 01-04-10                            0.25             3,999,056             3,999,056
 01-14-10                            0.27             4,998,988             4,998,988
Rhein-Main Securitisation
 01-21-10                            0.41             4,994,761             4,994,761
 03-08-10                            0.36             2,997,270             2,997,270
                                                                      ---------------
Total                                                                      50,976,470
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.0%)

Banco Espirito Santo e Commerciale
 01-05-10                            0.38            10,000,000            10,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Banco Popular Espanol
 01-06-10                            0.32%           $4,997,901            $4,997,901
Banco Santander Central Hispano
 01-13-10                            0.32             3,000,000             3,000,000
Banque Federative du Credit Mutuel
 01-19-10                            0.35             2,997,319             2,997,319
Bayrische Hypo-Und Vereinsbank
 01-04-10                            0.50             5,000,000             5,000,000
Caixa Geral de Deposit
 01-15-10                            0.30             5,000,000             5,000,000
Commerzbank
 01-04-10                            0.18             4,000,000             4,000,000
 01-04-10                            0.23             4,999,010             4,999,010
Credit Industrial et Commercial
 03-04-10                            0.38             5,000,000             5,000,000
Den Danske Bank
 01-04-10                            0.25             5,000,000             5,000,000
Dexia Bank
01-29-10                             0.40             2,998,967             2,998,967
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23             4,000,000             4,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29             4,000,000             4,000,000
KBC Bank
 01-25-10                            0.32             2,000,000             2,000,000
Norinchukin Bank
 01-13-10                            0.31             4,000,000             4,000,000
NyKredit Bank
 01-05-10                            0.45             4,000,000             4,000,000
 03-22-10                            0.44             5,000,000             5,000,000
 03-29-10                            0.43             1,000,000             1,000,000
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28             5,000,000             5,000,000
Skandinaviska Enskilda Banken
 01-05-10                            0.40            10,000,000            10,000,000
State of Hessen
 01-04-10                            0.20             8,000,000             8,000,000
Sumitomo Mitsui Banking
 02-19-10                            0.31             5,000,000             5,000,000
 02-22-10                            0.31             3,000,000             3,000,000
                                                                      ---------------
Total                                                                     107,993,197
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.4%)

BTM Capital
 02-05-10                            0.39             8,991,127             8,991,127
KBC Financial Products
 01-11-10                            0.43             4,997,910             4,997,910
                                                                      ---------------
Total                                                                      13,989,037
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2.0%)(l)

Barclays Capital
 dated 12-31-09, matures 01-04-10
 repurchase price
 $5,000,118                          0.21             5,000,000             5,000,000
Natixis Financial Products
 dated 12-31-09, matures 01-04-10
 repurchase price
 $15,000,938                         0.56            15,000,000            15,000,000
                                                                      ---------------
Total                                                                      20,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $193,127,064)                                                     $193,127,064
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,190,742,188)(m)                                              $1,178,418,243
-------------------------------------------------------------------------------------




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   13          $3,609,775   March 2010          $(3,770)


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 1.66% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $4,334,667 or 0.44% of net assets.

(e) At Dec. 31, 2009, investments in securities included securities valued at $676,409 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)  This position is in bankruptcy.

(g) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $6,261,869, representing 0.64% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES                  COST
     ----------------------------------------------------------------------
     Lehman Brothers Holdings
      Sr Unsecured
       53.51% 2008                         03-07-08             $14,844,000
       39.50% 2008                         03-26-08              14,844,000
     WCAS Capital Partners II LP    01-09-95 thru 03-05-97        4,212,138




--------------------------------------------------------------------------------
18  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(i) At Dec. 31, 2009, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at Dec. 31, 2009, were as follows:

     INVESTMENT                ACQUISITION DATES         COST         VALUE(a)
     --------------------------------------------------------------------------
     WCAS Capital Partners
       II LP                 12-11-90 to 03-24-98     $4,292,803     $1,927,202


(J) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(k) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(l) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.



  BARCLAYS CAPITAL (0.21%)


     SECURITY DESCRIPTION                             VALUE(a)
     ----------------------------------------------------------
     BCRR Trust                                        $834,466
     Bear Stearns Adjustable Rate Mortgage Trust        270,376
     Citigroup Commercial Mortgage Trust                396,818
     Greenwich Capital Commercial Funding Corp          342,359
     Granite Master Issuer PLC                          943,469
     JP Morgan Chase Commercial Mortgage Securities
       Corp                                           1,241,175
     Morgan Stanley Capital I                           463,969
     Morgan Stanley Dean Witter Capital I               391,926
     WaMu Mortgage Pass Through Certificates            365,442
     ----------------------------------------------------------
     Total market value for collateralized
       securities                                    $5,250,000
     ----------------------------------------------------------




--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

  NATIXIS FINANCIAL PRODUCTS (0.56%)


     SECURITY DESCRIPTION                              VALUE(a)
     -----------------------------------------------------------
     A4 Funding LP                                    $1,791,400
     Fannie Mae Interest Strip                           107,128
     Fannie Mae Pool                                     390,844
     Fannie Mae REMICS                                   894,384
     Federal Home Loan Banks                             115,741
     Federal Home Loan Mortgage Corp                      50,754
     Federal Natl Mtge Assn                               42,054
     FHLMC-GNMA                                            7,659
     Freddie Mac Gold Pool                                32,351
     Freddie Mac Non Gold Pool                           106,500
     Freddie Mac REMICS                                1,281,340
     Freddie Mac Strips                                   98,186
     Ginnie Mae II Pool                                  112,406
     Govt Natl Mtge Assn                                 241,059
     SLM Student Loan Trust                           10,004,410
     US Treasury                                         361,763
     -----------------------------------------------------------
     Total market value for collateralized
       securities                                    $15,637,979
     -----------------------------------------------------------


(m) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $1,213,299,153 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $117,250,878
     Unrealized depreciation                         (152,131,788)
     ------------------------------------------------------------
     Net unrealized depreciation                     $(34,880,910)
     ------------------------------------------------------------





--------------------------------------------------------------------------------
20  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                 IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Capital Markets            $55,451,920               $--     $1,927,202        $57,379,122
    All Other
     Industries(a)             919,662,030                --             --        919,662,030
----------------------------------------------------------------------------------------------
Total Equity Securities        975,113,950                --      1,927,202        977,041,152
----------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                   --         4,334,667             --          4,334,667
  Affiliated Money
    Market Fund(b)               3,915,360                --             --          3,915,360
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                        168,360       192,958,704             --        193,127,064
----------------------------------------------------------------------------------------------
Total Other                      4,083,720       197,293,371             --        201,377,091
----------------------------------------------------------------------------------------------
Investments in
  Securities                   979,197,670       197,293,371      1,927,202      1,178,418,243
Other Financial
  Instruments(d)                    (3,770)               --             --             (3,770)
----------------------------------------------------------------------------------------------
Total                         $979,193,900      $197,293,371     $1,927,202     $1,178,414,473
----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
22  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                 COMMON STOCKS
--------------------------------------------------------------
Balance as of Dec. 31, 2008                        $1,893,126
  Accrued discounts/premiums                               --
  Realized gain (loss)                                     --
  Change in unrealized appreciation
    (depreciation)*                                   114,741
  Net purchases (sales)                                    --
  Transfers in and/or out of Level 3                  (80,665)
--------------------------------------------------------------
Balance as of Dec. 31, 2009                        $1,927,202
--------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $114,741.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $993,699,764)                    $  981,375,819
  Affiliated money market fund (identified cost $3,915,360)                    3,915,360
  Investment of cash collateral received for securities on loan
    (identified cost $193,127,064)                                           193,127,064
----------------------------------------------------------------------------------------
Total investments (identified cost $1,190,742,188)                         1,178,418,243
Dividends and accrued interest receivable                                      1,161,682
Common Stock receivable                                                           11,657
Other assets                                                                      43,681
----------------------------------------------------------------------------------------
Total Assets                                                               1,179,635,263
----------------------------------------------------------------------------------------
LIABILITIES
Preferred Stock dividends payable                                                470,463
Common Stock payable                                                             363,945
Payable upon return of securities loaned                                     193,127,064
Variation margin payable on futures contracts                                     37,050
Accrued investment management services fees                                      294,933
Accrued Stockholder servicing and transfer agency fees                           692,151
Accrued administrative services fees                                              47,817
Accrued Stockholders' meeting fees                                                47,239
Other accrued expenses                                                           573,951
----------------------------------------------------------------------------------------
Total Liabilities                                                            195,654,613
----------------------------------------------------------------------------------------
NET ASSETS                                                                   983,980,650
Preferred Stock                                                               37,637,000
----------------------------------------------------------------------------------------
NET ASSETS FOR COMMON STOCK                                               $  946,343,650
----------------------------------------------------------------------------------------
Net assets per share of Common Stock
  (Market value -- $11.52)                                                $        13.73
----------------------------------------------------------------------------------------
*Value of securities on loan                                              $  186,701,997
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

STATEMENT OF CAPITAL STOCK AND SURPLUS -----------------------------------------
DEC. 31, 2009


CAPITAL STOCK
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,307 Shares authorized -- 1,000,000; issued and
  outstanding -- 752,740                                           $   37,637,000
Common Stock, $0.50 par value:
  Shares authorized -- 159,000,000; issued and
    outstanding -- 68,907,232                                          34,453,616
SURPLUS
  Capital surplus                                                   1,722,063,037
  Excess of dividends over net investment income                          (87,300)
  Accumulated net realized gain (loss)                               (797,757,988)
  Net unrealized depreciation on investments                          (12,327,715)
---------------------------------------------------------------------------------
NET ASSETS                                                         $  983,980,650
---------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  25

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                     $  21,654,809
Interest                                                             44,908
Income distributions from affiliated money market fund               13,231
Income from securities lending -- net                               510,669
---------------------------------------------------------------------------
Total Income                                                     22,223,617
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               3,255,497
Stockholder servicing and transfer agency fees                    2,686,932
Administrative services fees                                        301,540
Custodian fees                                                      146,443
Stockholders' meeting fees                                          201,981
Printing and postage                                                371,362
Licensing fees                                                        2,363
Professional fees                                                   156,149
Compensation of board members                                        25,423
Tender offer fees                                                   479,860
Other                                                               542,382
---------------------------------------------------------------------------
Total Expenses                                                    8,169,932
---------------------------------------------------------------------------
Investment income (loss) -- net*                                 14,053,685
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        (141,185,016)
  Futures contracts                                                 114,921
---------------------------------------------------------------------------
Net realized gain (loss) on investments                        (141,070,095)
Net change in unrealized depreciation on investments            296,146,938
Increase from payment by affiliate (Note 2)                       3,120,206
---------------------------------------------------------------------------
Net gain (loss) on investments                                  158,197,049
---------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         $ 172,250,734
---------------------------------------------------------------------------


* Net investment income for Common Stock is $12,171,835, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED DEC. 31,                                                    2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  14,053,685  $    53,714,647
Net realized gain (loss) on investments                        (141,070,095)    (937,438,211)
Net change in unrealized appreciation (depreciation) on
  investments                                                   296,146,938     (116,914,507)
Increase from payment by affiliate (Note 2)                       3,120,206               --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    172,250,734   (1,000,638,071)
--------------------------------------------------------------------------------------------
Distributions to Stockholders
  Net investment income:
    Preferred Stock (per share: $2.50 and $2.50)                 (1,881,850)      (1,881,850)
    Common Stock (per share: $0.17 and $0.50)                   (12,202,715)     (51,832,797)
  Net realized gain:
    Common Stock (per share: $0 and $0.39)                               --      (40,184,455)
  Return of Capital:
    Common Stock (per share: $0.02 and $1.22)                    (1,225,024)    (126,224,708)
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions                       (15,309,589)    (220,123,810)
--------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
Value of shares of Common Stock issued at market price in
  distributions (554,284 and 4,651,557 shares)                    5,227,483       70,865,000
Value of shares of Common Stock issued for investment plan
  purchases (308,895 and 375,285 shares)                          2,865,371        5,809,097
Cost of shares of Common Stock purchased from investment
  plan participants (1,449,460 and 1,810,291 shares)            (14,528,709)     (27,998,020)
Cost of shares of Common Stock purchased in the open market
  (452,907 and 1,463,111 shares)                                 (5,047,340)     (26,013,153)
Cost of shares of Common Stock purchased in in-kind tender
  offer
  (0 and 25,633,247 shares)                                              --     (281,453,052)
Cost of shares of Common Stock purchased in cash tender
  offer (9,247,000 and 0 shares)                                (93,024,820)              --
Net proceeds from issuance of shares of
  Common Stock upon exercise of warrants (12,095 and 23,516
    shares)                                                          11,248           22,362
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (104,496,767)    (258,767,766)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          52,444,378   (1,479,529,647)
Net assets at beginning of year                                 931,536,272    2,411,065,919
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 983,980,650  $   931,536,272
--------------------------------------------------------------------------------------------
Excess of dividends over net investment income                $     (87,300) $       (34,447)
--------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund's performance assuming that investors purchased shares of the Fund at the market value or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


--------------------------------------------------------------------------------
28  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                     2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.29       $23.03      $25.66      $22.16      $21.87
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20          .52         .84         .33         .26
Net gains (losses) (both realized and
 unrealized)                                         2.42        (9.88)      (1.01)       3.47         .29
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations                                          2.62        (9.36)       (.17)       3.80         .55
----------------------------------------------------------------------------------------------------------
LESS:
Dividends paid on Preferred Stock                    (.03)        (.02)       (.02)       (.02)       (.02)
Dividends paid on Common Stock                       (.17)        (.50)       (.87)       (.28)       (.24)
Distributions from realized gains                      --         (.39)      (1.57)         --          --
Distributions from return of capital                 (.02)       (1.22)         --          --          --
Issuance of Common Stock in distributions              --         (.25)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.22)       (2.38)      (2.46)       (.30)       (.26)
----------------------------------------------------------------------------------------------------------
Payment from affiliate                                .04           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.73       $11.29      $23.03      $25.66      $22.16
----------------------------------------------------------------------------------------------------------
Adjusted net asset value, end of period(a)         $13.69       $11.26      $22.98      $25.60      $22.10
Market value, end of period                        $11.52        $9.86      $20.90      $22.38      $18.58
----------------------------------------------------------------------------------------------------------
TOTAL RETURN
Based upon market value                            19.24%      (45.89%)      3.51%      22.10%       2.98%
Based upon net asset value                         24.11%(b)   (43.77%)      (.52%)     17.38%       2.66%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses to average net assets for Common
 Stock                                               .98%         .73%        .66%        .80%        .65%
Net investment income to average net assets
 for Common Stock                                   1.46%        2.96%       3.22%       1.40%       1.20%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS):
For Common Stock                                     $946         $894      $2,373      $2,657      $2,392
For Preferred Stock                                    38           38          38          38          38
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                     $984         $932      $2,411      $2,695      $2,430
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               70%         111%        123%        122%         71%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Assumes the exercise of outstanding warrants.
(b) During the year ended Dec. 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Tri-Continental Corporation (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act) as a diversified, closed-end management investment company. The Fund has 1 million authorized shares of preferred capital stock and 159 million authorized shares of common stock which trades primarily on the New York Stock Exchange (NYSE) under the symbol "TY".

The Fund invests primarily for the longer term and its objective is to produce future growth of both capital and income while providing reasonable current income.

Tri-Continental Corporation's Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
30  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


VALUATION OF SECURITIES
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Dec. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2009 was $6,261,869 representing 0.64% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

PAYMENT BY AFFILIATE
During the year ended Dec. 31, 2009, the Investment Manager voluntarily reimbursed the Fund $3,120,206 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum

--------------------------------------------------------------------------------
32  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO STOCKHOLDERS
Effective Jan. 8, 2009, the Fund adopted an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund's Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Prior to Jan. 8, 2009, the Fund had a level rate distribution policy under which the Fund paid quarterly distributions to holders of Common Stock equal to 2.75%

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of the net asset value attributable to a share of the Fund's Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually) consisting of distributions of income and one or both of net realized capital gains and returns of capital.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes

--------------------------------------------------------------------------------
34  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts                                      Net
                                                      assets -- unrealiz-
                                                      ed depreciation on
                             N/A              N/A     investments            $3,770*
-------------------------------------------------------------------------------------------
Total                                         N/A                            $3,770
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DEC. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------
RISK EXPOSURE CATEGORY              FUTURES     OPTIONS        TOTAL
-----------------------------------------------------------------------------
Equity contracts                   $114,921  $(13,629,094) $(13,514,173)
-----------------------------------------------------------------------------
Total                              $114,921  $(13,629,094) $(13,514,173)
-----------------------------------------------------------------------------




--------------------------------------------------------------------------------
36  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
-----------------------------------------------------------------------------
RISK EXPOSURE CATEGORY             FUTURES      OPTIONS        TOTAL
-----------------------------------------------------------------------------
Equity contracts                   $(3,770)   $13,368,643   $13,364,873
-----------------------------------------------------------------------------
Total                              $(3,770)   $13,368,643   $13,364,873
-----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $3.6 million at Dec. 31, 2009. The monthly average gross notional amount for long contracts was $4.4 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund's transactions in options contracts were limited to the expiration of those contracts open at the beginning of the year.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines on behalf of the Fund which securities will be purchased, held or sold. Effective June 15, 2009, the management fee charged by the Investment Manager is 0.355% of the Fund's average daily net assets. Prior to June 15, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.39% of the Fund's average daily net assets. The reduction in the investment management services fee on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from June 15, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets for the year ended Dec. 31, 2009. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $6,026.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

STOCKHOLDER SERVICING FEES
Effective June 15, 2009, under a Stockholder Service Agent Agreement, RiverSource Service Corporation (the Stockholder Servicing Agent) maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund's shares of Common Stock.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies, including the Fund, provided Stockholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. The Fund's ownership interest in SDC at Dec. 31, 2009 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681. In January 2009, the Board approved the Fund's termination of the Stockholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide Stockholder account and transfer agency services to the Fund. As a result of the Board's termination of the Stockholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the Stockholder servicing and transfer agent business, effective June 15, 2009.


--------------------------------------------------------------------------------
38  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


For the period from Jan. 1, 2009 to June 15, 2009, SDC charged the Fund $915,850 for Stockholder account and transfer agency services in accordance with a methodology approved by the Fund's Board.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $1,174,205, or 0.14% of the Fund's average daily net assets for the year ended Dec. 31, 2009. These Non-Recurring Charges are included in the Stockholder servicing and transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2009, the Fund's total potential future obligation over the life of the Guaranty is $1,193,579. The liability remaining at Dec. 31, 2009 for Non-Recurring Charges amounted to $612,254 and is included within accrued Stockholder servicing and transfer agency fees in the Statement of Assets and Liabilities.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $592,341,154 and $662,297,164, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL STOCK TRANSACTIONS

Under the Fund's Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

AUTOMATIC DIVIDEND AND CASH PURCHASE PLAN
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended Dec. 31, 2009, the Fund purchased 1,449,460 shares of Common Stock from

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Plan participants at a cost of $14,528,709, which represented a weighted average discount of 15.1% from the net asset value of those acquired shares. A total of 308,895 shares were issued to Plan participants during the period for proceeds of $2,865,371, a weighted average discount of 14.9% from the net asset value of those shares. In addition, a total of 554,284 shares were issued at market price in distributions during the period for proceeds of $5,227,483, a weighted average discount of 15.7% from the net asset value of those shares.

For stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder's account as "book credits." Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the year ended Dec. 31, 2009, the Fund purchased 452,907 shares of its Common Stock in the open market at an aggregate cost of $5,047,340, which represented a weighted average discount of 15.7% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund's stock repurchase program for 2009, the amount of the Fund's outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund's outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund's Common Stock in the marketplace.


--------------------------------------------------------------------------------
40  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


WARRANTS
At Dec. 31, 2009, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase
24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at Dec. 31, 2009, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $13.69 per share. The number of Warrants exercised during the year ended Dec. 31, 2009 and 2008 was 500 and 994, respectively.

CASH TENDER OFFER
The Fund conducted a cash tender offer for up to 12.5% of its issued and outstanding shares of Common Stock, which expired on Feb. 11, 2009. The number of shares of Common Stock that were tendered through the expiration date was 9,247,000 (or approximately 11.7% of the Fund's Common Stock outstanding). Because less than 12.5% of the issued and outstanding shares of Common Stock of the Fund was tendered through the expiration date, all properly tendered shares were accepted for purchase. The purchase price was equal to 99.25% of the net asset value per share of the Fund's Common Stock as of the close of the regular trading session of the NYSE on Feb. 12, 2009. The total value of the Common Stock shares purchased was $93,024,820, which was paid in cash.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $186,701,997 were on loan, secured by cash collateral of $193,127,064 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $510,669 earned from securities lending for the year ended Dec. 31, 2009, is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $61,506,037 and $57,590,677, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

At Dec. 31, 2009, the Fund held two Lehman Brothers Holdings Inc. (Lehman Brothers) equity-linked notes that went into default as of their respective maturity dates, Sept. 14, 2008 and Oct. 2, 2008, each with a principal amount of $14.8 million. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008. It is likely that the Fund will receive less than the maturity value of the notes (amounting to $20.9 million) pending the outcome of the bankruptcy proceedings. These holdings have been determined to be illiquid.

The notes are being valued by the Investment Manager at an estimate of the amount recoverable based on the maturity value of the notes discounted by the

--------------------------------------------------------------------------------
42  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



observable price of Lehman Brothers senior notes. At Dec. 31, 2009, the aggregate value of the notes was $4.3 million which represented 0.44% of the Fund's net assets.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of dividends over net investment income has been increased by $21,973 and accumulated net realized loss has been decreased by $964,727 resulting in a net reclassification adjustment to decrease capital surplus by $942,754.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                          2009         2008
------------------------------------------------------------------
Ordinary income                          $14,084,565  $ 73,638,768
Long-term capital gain                            --    20,260,334
Tax return of capital                      1,225,024   126,224,708


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(775,272,636)
Unrealized appreciation (depreciation)........  $ (34,900,367)


For federal income tax purposes, the Fund had a capital loss carry-over of $774,327,301 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


    2016            2017
$217,818,494    $556,508,807




--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $945,335 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund's performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund's performance may be negatively affected.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 22, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

--------------------------------------------------------------------------------
44  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the

--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
46  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the funds. Further, although we believe proceedings are not likely to have a material adverse effect on the funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
TRI-CONTINENTAL CORPORATION:


We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the Fund) including the portfolio of investments, as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the years presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
48  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................        100%
    Dividends Received Deduction for corporations................        100%
    U.S. Government Obligations..................................       0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.


--------------------------------------------------------------------------------
50  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Stockholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Fund Board members serve until their terms expire and until their successors are elected and qualify, until he or she reaches the mandatory retirement age established by the Board or until the fifteenth anniversary of the first Fund Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2008                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      2008                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2008                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2008                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      2008
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2008                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2008,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2008
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2006                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2008                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2000                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2008                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2008,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2008                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting seligman.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2008  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2008                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2008                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2008  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2008  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2004    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Money Laundering
                                                 Prevention Officer and Identity Theft Prevention
                                                 Officer for each of the Seligman funds, 2008-2009;
                                                 Managing Director, J. & W. Seligman & Co. Incorporated
                                                 and Vice-President for each of the Seligman funds,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2008 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
54  TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; visiting seligman.com; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                           TRI-CONTINENTAL CORPORATION -- 2009 ANNUAL REPORT  55

TRI-CONTINENTAL CORPORATION
734 Ameriprise Financial Center
Minneapolis, MN 55474

TRICONTINENTAL.COM


                           You should consider the investment objectives, risks,
                           charges and expenses of the Fund carefully before investing.
                           A prospectus containing information about the Fund
                           (including its investment objectives, risks, charges,
                           expenses, and other information about the Fund) may be
                           obtained by contacting your financial advisor or RiverSource
                           Service Corporation at 1(800) 221-2450. The prospectus
                           should be read carefully before investing in the Fund. Tri-
                           Continental Corporation is managed by RiverSource
                           Investments, LLC. This material is distributed by
                           RiverSource Fund Distributors, Inc. Member FINRA.
(TY LOGO)                  (C)2010 RiverSource Investments, LLC.                                     SL-9912 A (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Tri-Continental Corporation were as follows:

                                 2009 - $61,625

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the transfer agent 17Ad-13 review, the representations to the NYSE relating to internal controls over transfer agency and registrar functions and other consultations and services required to complete the audit for Tri-Continental Corporation were as follows:

                                 2009 - $32,792

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for Tri-Continental Corporation were as follows:

                                  2009 - $4,048

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for Tri-Continental Corporation were as follows:

                                    2009 - $0

        (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)     Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                2009 - $835,526

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)     The complete schedule of investments is included in Item 1 of this Form
        N-CSR.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

     - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

     - The Board supports annual election of all directors and proposals to eliminate classes of directors.

     - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

     - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

     - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines.

Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other Seligman funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of Dec. 31, 2009, is set forth below.

                            OTHER ACCOUNTS       ASSETS UNDER    PERFORMANCE BASED   SECURITIES
  PORTFOLIO MANAGER           MANAGED(a)          MANAGEMENT         ACCOUNTS         OWNERSHIP
---------------------   --------------------   ---------------   -----------------   ----------
Dimitris J. Bertsimas   29 RICs                $10.64 billion    8 RICs ($8.44 B)       None
                        1 PIV                  $591.86 million
                        14 other accounts(b)   $2.57 billion
Gina K. Mourtzinou      9 RICs                 $8.11 billion     7 RICS ($7.92 B)       None
                        4 other accounts       $114.32 million

(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b) Reflects each wrap program strategy as a single client rather than counting each participant in the program as a separate client.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund.

The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                         Total      Average   Total Number of Shares    Maximum Number of Shares
                         Number     Price      Purchased as Part of    that May Yet Be Purchased
                       of Shares   Paid Per     Publicly Announced        Under the Plans or
       Period          Purchased     Share     Plans or Programs(1)           Programs(1)
--------------------   ---------   --------   ----------------------   -------------------------
 7-01-09 to 7-31-09     107,593     $ 9.54            107,593                  3,222,266
 8-01-09 to 8-31-09     127,212      10.69            127,212                  3,095,054
 9-01-09 to 9-30-09     108,788      10.84            108,788                  2,986,266
10-01-09 to 10-31-09    379,373      11.21            379,373                  2,606,893
11-01-09 to 11-30-09    341,536      11.16            341,536                  2,265,357
12-01-09 to 12-31-09    208,658      11.40            208,658                  2,056,699

(1) On January 8, 2009, the registrant's Board renewed a modified version of the registrant's stock repurchase program. For 2009, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The registrant's 2008 stock repurchase program allowed the registrant to repurchase up to 5% of the registrant's outstanding Common Stock during the period directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the discount was greater than 5%.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tri-Continental Corporation


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date March 5, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date March 5, 2010